Annual Report

December 31, 2002

T. Rowe Price
Blue Chip Growth Portfolio

Dear Investor

Global stock markets have been mired in one of the most prolonged bear markets on record. Although a sharp rally in the fourth quarter helped second-half results improve over the severe declines recorded in the first half, losses were significant. Large-cap growth stocks continued to perform poorly, and the year ended with significant uncertainty. Although questions regarding accounting integrity and corporate ethical lapses are being resolved, concerns about economic growth, global terrorism, possible war with Iraq, and, more recently, nuclear weapons production in North Korea have stymied investor confidence.

  Performance Comparison

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  Blue Chip Growth Portfolio                       -8.52%                -23.93%

  Blue Chip Growth
  Portfolio - Class II*                             -8.53                      -

  S&P 500 Stock Index                              -10.30                 -22.10

  Lipper Variable Annuity
  Underlying Large-Cap
  Growth Funds Average                             -11.87                 -28.65

  *This share class's return from inception 4/30/02 to 12/31/02 is -17.94%.

  The decline that the portfolio endured during the past six and 12 months largely reflects the difficult environment for investing in large-cap growth stocks. While our results lagged the broad S&P 500 Stock Index for the full year, they bested the S&P 500 in the last six months. Our returns for both periods were significantly better than for the Lipper Variable Annuity Underlying Large-Cap Growth Funds Average.

MARKET ENVIRONMENT

  Corporate improprieties continued to weigh on investor confidence even as major scandals surrounding Adelphia, Enron, WorldCom, and Tyco International began to slowly dissipate. As we had hoped, the August 14 deadline for companies to attest to the accuracy of their financial statements did not result in a significant increase in accounting restatements. This helped investor confidence, but investors continue to be wary of any company with complex accounting arrangements or that have grown via acquisitions. These concerns tend to be applicable to large growth holdings such as GE, American International Group, and Citigroup. It will take more time for confidence to be fully restored.

  Despite a fourth-quarter rebound, growth stocks across all capitalizations suffered in the past 12 months. Equities were volatile and unable to sustain solid gains, and geopolitical issues added a measure of risk. This environment began to weigh on consumer confidence, which in turn has dampened auto and retail sales - although housing remained quite strong. Confidence among business leaders and related corporate investment continued to be lackluster. The technology and telecommunications sectors have not recovered from excessive capital expenditures made during the tech bubble. Aerospace and other industries still feel the effects of September 11. Fortunately, these problems are being slowly resolved. Essentially, we think that easing monetary action by the Federal Reserve will result in a slow (but uneven) recovery.

  We do not factor geopolitical events into our investment strategy or stock selection because they are very difficult to predict and often do not affect the long-term fundamentals we seek in investing. However, we would be remiss if we did not acknowledge that the world is more unsettled than usual. War with Iraq is a distinct possibility, and North Korea's effort to build nuclear arms is troubling. Clearly, these are challenging times. However, we think these issues could be resolved (peacefully we hope) in 2003, and we believe that the uncertainty is allowing us to buy many consistent-growth companies at attractive valuations.

PORTFOLIO REVIEW

  As we noted in the June report, the outlook for earnings is somewhat uncertain despite a slowly recovering economy. Accordingly, we continue to pay special attention to earnings prospects. We were disappointed that many companies generating sustainable earnings growth (such as Pfizer and American International Group) performed poorly in 2002. However, we recognize that investors are skeptical at this time of large, complex companies even if they have strong long-term growth records and prospects. We also recognize that a hallmark of bear markets is that established growth companies can decline significantly, particularly in the latter stages of the correction.

  The list of second-half winners includes several telephone services, technology, health care, and financial holdings, which were dismal performers in the first half. A level of patience in maintaining and in some cases adding to these names helped second-half performance significantly. For example, throughout the year we added to our position in Vodafone, the largest global wireless services provider. Its strong balance sheet and cash flow helped the shares outperform most other companies in the sector. AT&T and Nextel Communications were more moderate-sized positions initiated during 2002, and both were very strong second-half performers.

  Sector Diversification
                                              Percent of Net Assets*
                                                             6/30/02               12/31/02
  ------------------------------------------------------------
  Consumer Discretionary                                       14.0%                  14.7%

  Consumer Staples                                               5.2                    4.8

  Energy                                                         4.1                    3.5

  Financials                                                    26.5                   24.8

  Health Care                                                   22.6                   19.7

  Industrials and Business Services                             12.0                   12.1

  Information Technology                                        13.8                   15.2

  Telecommunication Services                                     1.2                    2.3

  Reserves                                                       0.6                    2.9

Total                                                         100.0%                 100.0%

  *Certain 6/30/02 amounts have been reclassified to conform to the 12/31/02 presentation.

  Clear Channel Communications, Omnicom, and Viacom are core media holdings that have faced challenges due to the slow economy. However, these companies executed their business plans well. Clear Channel, the leading operator of radio stations and outdoor advertising, has improved efficiency and is repaying debt rapidly. Omnicom, a leading advertising agency, produced solid results, especially relative to its competitors. Viacom's strong balance sheet and prodigious cash flow, supported by strong operations at CBS, MTV, and Nickelodeon, allowed it to perform relatively well. USA Interactive (managed by Barry Diller and a leading operator of Internet-based businesses such as Expedia and Ticketmaster), Liberty Media, and Univision Communications (the leading operator of Spanish television and radio properties) were also positive performers in the latter part of the year.

  Technology was another area where patience and a focus on high-quality leadership companies helped results. We added to longtime holding Microsoft, a solid second-half performer. However, we think that its earnings power and financial strength are still not adequately reflected in its valuation. Qualcomm, the leading producer of technology and chipsets for CDMA-based wireless telephones (CDMA is the most rapidly growing standard for wireless communication), also produced impressive results in a challenging environment. Nokia's results were less impressive, but its earnings, business model, and stock performance topped most of its peers. We also made additions to Maxim Integrated Products and Analog Devices in the semiconductor area. Both are leading analog semiconductor manufacturers and have produced relatively strong results during this tech correction. We also benefited from medium-sized positions in IBM, Dell Computer, and Lexmark International. Each of these holdings generated solid cash flow and earnings and aided second-half performance.

  We were disappointed that health care stocks did not perform better given their stable earnings growth in the lackluster economic environment. However, Forest Laboratories was a standout and our best contributor in the sector. The company's new antidepressant, Lexapro, has a superior side-effect profile and is taking market share aggressively. The company also has an Alzheimer's treatment called Memantine, which appears to be effective in improving cognition and slowing the disease. Johnson & Johnson, Pharmacia, Abbott Laboratories, Amgen, Eli Lilly, and Medtronic were also notable contributors for the last six months.

  Financial stocks generally outperformed for the year, although banks, insurance, and consumer finance did much better than brokers in the first half. However, in the second half, several companies with brokerage or market-sensitive revenues did quite well. Sticking with Citigroup through its regulatory travails paid off handsomely as the stock rebounded from its July and then October lows. The company's geographic and product breadth and also fundamental performance continue to be quite positive relative to most competitors. Merrill Lynch, Goldman Sachs Group, Morgan Stanley, SLM Corporation (a leading student loan servicer and a solid second-half performer), and Legg Mason were also money makers for your portfolio in the fourth quarter.

  Tyco International was the largest major second-half contributor that does not fall into the sectors already discussed. In previous reports, we chronicled some of the mistakes made by management. However, we continue to believe that Tyco's businesses in the home security, health care, and electronics areas are solid cash generators. New management is working methodically, but decisively, to improve corporate governance and the business operations.

  The list of second-half losers was extensive. However, relative to the first half, we think there were fewer instances of problem stocks where we misjudged the fundamentals. This view is consistent with the stronger relative performance the fund produced in the second half. Our largest second-half loser was Concord EFS, the leading processor of debit card transactions. Concord had been a solid performer for several years, but concerns regarding pricing pressure and contract negotiations caused investors to punish the stock. The company does face pricing pressure and earnings estimates were reduced modestly, but the firm should be able to successfully renegotiate several major bank processing deals. It also just won a major debit card processing contract for McDonald's. The company continues to grow at a solid pace and produces very strong cash flow.

  Wyeth was our second-largest negative contributor for the last six months. The company experienced modest shortfalls in several of its operating units, which we felt management failed to identify despite several meetings with the company. However, the primary problems that led to the lowered earnings forecast and poor stock performance were a study linking the Premarin family of estrogen-related products to a very small increase in cancer among women, and delays in the production ramp up for a vaccine and an arthritis product. The linkage of Premarin to certain tumors has been discussed for many years; nonetheless, many doctors continue to prescribe the products on the grounds that the benefits greatly outweigh the small increase in risk. The production bottlenecks are being resolved, and despite the drag of reduced Premarin sales, we think Wyeth could perform reasonably well over time.

  Home Depot has several major strengths, but we underestimated the degree to which investors would punish the stock for slowing same-store sales growth. The firm maintains a leadership position, a very strong balance sheet, and tremendous cash flow. New management has correctly recognized that it should slow square-footage growth and improve efficiency and return on capital for existing stores. It is doing this reasonably well but has not been effective in improving store formats and merchandising to be more competitive with its largest rival, Lowe's. We believe that investors will reevaluate the company more favorably over time, but until we see some improvement in same-store sales, we will be cautious about adding to this position.

  Pfizer and UnitedHealth Group were major detractors; both are large holdings that suffered second-half declines. Pfizer came under pressure when the regulatory authorities said they needed more time to scrutinize its planned acquisition of Pharmacia (another significant fund holding). Also, recent studies questioned the efficacy of Norvasc, a major hypertension product, versus less expensive alternatives. Products being introduced to compete with Pfizer's Lipitor and Viagra have also caused investor angst. However, the combination of Pfizer and Pharmacia (we think the transaction has a high probability of approval) will have strong revenue and earnings growth prospects and below-average exposure to patent expirations. A recent decline below $30 only makes the stock more compelling in our view. UnitedHealth Group, a top performer in the first half, is to a certain degree a victim of its own success. It is one of the few stocks we have owned that has essentially ignored the bear market and appreciated significantly during our ownership over the past two years. We trimmed some stock at prices above the current quote. However, its recent pullback, combined with strong earnings and cash-flow growth, makes the valuation attractive, and the stock could perform quite well.

Strategy

  Our strategy is straightforward, and we believe it can be particularly helpful in uncertain or rapidly changing markets. We continue to add to core holdings as long as we are confident that the fundamentals and return potential are favorable, and we try to be decisive about weeding out holdings where we believe the return potential relative to risk is no longer attractive.

  Additions to existing holdings such as Tyco International, Bank of America, and Pfizer were among our 10 largest purchases for the past six months. We also established several significant new positions. We added a substantial weighting in Schlumberger, the leading energy services company, in the last six months. We had sold Schlumberger several years ago because we were concerned about its acquisition of Sema, a technology company. The acquisition proved to be quite costly to the company (and Schlumberger stock declined substantially). However, Schlumberger's new CEO acted quickly to improve efficiency at the company, sell off noncore assets, and reduce debt. He also pledged to be much more disciplined about deploying capital for acquisitions. The company is a global leader, has very strong technology, and we believe the stock's valuation is attractive. Fiserv is a large processor of financial data for banks and other financial institutions. It has solid management, generates tremendous cash flow, and has one of the best long-term earnings growth records of all companies in the S&P 500. Carnival agreed to buy Princess Cruise Lines, which will extend the company's dominant position in the cruise business. Although concerns regarding terrorism have depressed most travel-related stocks, Carnival's business is recovering despite the recent incidence of flu-type illness on certain cruises. We believe the stock is attractively valued and that return on capital should improve consistently over the next several years.

  General Mills is another large recent purchase, favored by one of our most experienced analysts, despite the company's stumble with the integration of its Pillsbury acquisition. We purchased the stock when it was somewhat out of favor, but its latest quarterly results showed significant progress with the Pillsbury integration. Liberty Media, managed by John Malone, has significant ownership in cable networks like The Discovery Channel, and major holdings in media companies such as AOL and Newscorp. The company has a solid balance sheet, and cash-flow growth has been quite strong. We sold a small position at much higher prices earlier in the year and are always circumspect about coming back to a position we have sold, but recognize that this can yield advantages stemming from better knowledge of the company. We have a small profit in our new position, but think the company is worth much more than the current stock price.

  Most sales were driven by deteriorating fundamentals or the belief that other companies in the sector were better positioned. For example, Philip Morris has been a very solid performer for the portfolio. However, the company is suffering from aggressive price competition from discount cigarette brands. It has also lost major legal cases, particularly in California. While we have been willing to accept the risk that the company faces from ongoing litigation, pricing pressure has caused a noticeable decline in earnings growth. We sold a large portion of this holding and are unlikely to buy more unless the company gets back on a solid earnings growth trajectory. Wyeth and GE were also trimmed because of concerns regarding their fundamentals. However, we retained meaningful positions (despite subsequent earnings shortfalls) because we believe both have reasonably good longer-term outlooks combined with attractive valuations. Fifth Third Bancorp, AmerisourceBergen, and WellPoint Health Networks were more pleasant sales. We reduced these holdings after the shares had performed quite well and approached price targets. ChevronTexaco and XL Capital were the only major eliminations. Both stocks had performed reasonably well and were sold primarily to fund other purchases that we believe have better growth and appreciation potential.

Outlook

  There are many challenges facing investors. If history is any guide, investors will focus on the economy and ultimately on the quality and quantity of earnings growth at individual companies. We believe that progress made in solving global conflicts could coincide with a gradual improvement in consumer confidence and business spending. The resulting increase in demand could produce strong profit growth at companies that have cut expenses dramatically.

  Despite lingering uncertainties, we think the outlook for U.S. stocks (and for your portfolio) is quite good for several reasons:

  1) Earnings growth remains strong at many high-quality U.S. companies. Many of these companies do not need a robust economic recovery to produce strong profit growth. A number of these consistent-growth companies are large positions in the fund (and are generally valued quite reasonably).

  2) Many of our holdings generate significant free cash flow.
  Shareholder-oriented management will use this cash to repurchase shares, pay dividends (which may receive favorable tax treatment), or make value-added acquisitions at advantageous prices.

  3) Lower stock prices and more reasonable valuations increase the odds of making solid returns. This is especially true if we are able to invest in companies that produce strong earnings growth (which allows stock appreciation even if no expansion in the price/earnings ratio occurs).

  For favorable results over time, we must effectively distinguish between stocks suffering short-term setbacks and those facing long-term declines. This is particularly essential during market sell-offs when both good and mediocre businesses suffer price corrections. We continue to strive to invest in quality companies with durable market positions and sustainable earnings and cash-flow growth. We appreciate your continued confidence in this endeavor.

  Respectfully submitted,

  Larry J. Puglia
  President and chairman of the
  Investment Advisory Committee
  January 10, 2003

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/02
-----------------------------------------------------
Citigroup                                                        4.0%

Microsoft                                                         3.7

Pfizer                                                            3.7

Freddie Mac                                                       3.2

UnitedHealth Group                                                3.1

  First Data                                                     2.6

American International Group                                      2.0

Viacom                                                            2.0

Johnson & Johnson                                                 1.9

Vodafone                                                          1.9

Bank of America                                                   1.8

Danaher                                                           1.7

Cisco Systems                                                     1.6

GE                                                                1.6

Affiliated Computer Services                                      1.5

Clear Channel Communications                                      1.4

Wal-Mart                                                          1.4

Tyco International                                                1.4

State Street                                                      1.3

Maxim Integrated Products                                         1.2

Home Depot                                                        1.2

Target                                                            1.2

Mellon Financial                                                  1.2

Marsh & McLennan                                                  1.2

WellPoint Health Networks                                         1.1
-----------------------------------------------------
Total                                                           48.9%
-----------------------------------------------------
Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Portfolio Highlights

Major Portfolio Changes

Listed in descending order of size
Six Months Ended 12/31/02

TEN LARGEST PURCHASES
------------------------------------------------
Microsoft

Citigroup

Pfizer

UnitedHealth Group

Freddie Mac

First Data

Tyco International

American International Group

Vodafone

Bank of America

TEN LARGEST SALES
------------------------------------------------
Wyeth

ChevronTexaco*

Philip Morris

XL Capital*

Fifth Third Bancorp

AmerisourceBergen

Fannie Mae

WellPoint Health Networks

Exxon Mobil

ACE Limited*
------------------------------------------------
* Position eliminated.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Blue Chip Growth Portfolio

                       S&P 500                       Blue Chip                 Lipper Variable
As of 12/31/02           Index                Growth Portfolio                Large-Cap Growth
                                                        Shares                   Funds Average

12/31/2000              10,000                          10,000                          10,000
12/31/2001               8,811                           8,620                           7,814
12/31/2002               6,864                           6,558                           5,591

Note: Performance for II Class shares will vary from portfolio shares due to the differing fee structure.

Average Annual Compound Total Return

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Blue Chip Growth Portfolio

Periods Ended 12/31/02

                                                             Since                     Inception
                     1 Year                              Inception                          Date
-----------------------------------------------------------------------
                    -23.93%                                -18.97%                      12/29/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
Blue Chip Growth shares
                                                                   For a share outstanding
                                                                   throughout each period
                                                                 --------------------------
                                                                 Year                 12/29/00
                                                                Ended                  Through
                                                             12/31/02                 12/31/01

NET ASSET VALUE
Beginning of period                                             $8.61                   $10.00

Investment activities
Net investment income (loss)                                     0.01                     0.01

Net realized and
unrealized gain (loss)                                         (2.07)                   (1.39)

Total from
investment activities                                          (2.06)                   (1.38)

Distributions
Net investment income                                          (0.01)                   (0.01)

NET ASSET VALUE
End of period                                                   $6.54                    $8.61
                                                                --------------------------

Ratios/Supplemental Data
Total return(diamond)                                        (23.93)%                 (13.73)%

Ratio of total expenses to
average net assets                                              0.85%                    0.85%

Ratio of net investment
income (loss) to average
net assets                                                      0.14%                    0.14%

Portfolio turnover rate                                         39.9%                    42.2%

Net assets, end of period
(in thousands)                                                 $7,134                   $6,030

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio
Blue Chip Growth - II shares

                                              For a share outstanding
                                                throughout the period
                                              ------------------------
                                                              4/30/02
                                                              Through
                                                             12/31/02

NET ASSET VALUE
Beginning of period                                             $7.97

Investment activities
Net realized and
unrealized gain (loss)                                         (1.43)

Distributions
Net investment income                                          (0.01)

NET ASSET VALUE
End of period                                                   $6.53
                                                             --------

Ratios/Supplemental Data
Total return(diamond)                                        (17.94)%

Ratio of total expenses to
average net assets                                             1.10%!

Ratio of net investment
income (loss) to average
net assets                                                          -

Portfolio turnover rate                                        39.9%!

Net assets, end of period
(in thousands)                                                    $82


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2002

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Common Stocks 97.1%

CONSUMER DISCRETIONARY 14.1%

Automobiles 0.6%
Harley-Davidson                                                   900                      $42

                                                                                            42

Hotels, Restaurants & Leisure 1.2%
Carnival                                                        1,400                       35

MGM Mirage *                                                      600                       20

Starbucks *                                                     1,400                       28

                                                                                            83

Internet & Catalog Retail 0.6%
USA Interactive *                                               2,000                       46

                                                                                            46

Media 6.9%
AOL Time Warner *                                               4,200                       55

Clear Channel
  Communications *                                              2,800                      104

Comcast, Class A *                                              2,350                       53

Disney                                                            900                       15

Liberty Media, Class A *                                        3,784                       34

Omnicom                                                           790                       51

Scripps, Class A                                                  100                        8

Univision Communications
  Class A *                                                     1,200                       29

Viacom, Class B *                                               3,551                      145

                                                                                           494

Multiline Retail 3.3%
Kohl's *                                                          900                       50

Target                                                          2,870                       86

Wal-Mart                                                        2,060                      104

                                                                                           240

Specialty Retail 1.5%
Best Buy *                                                        650                       16

Home Depot                                                      3,600                       86

Weight Watchers *                                                 200                        9

                                                                                           111

Total Consumer Discretionary                                                             1,016

CONSUMER STAPLES 4.8%

Beverages 2.1%
Anheuser-Busch                                                    500                       24

Coca-Cola                                                       1,550                       68

PepsiCo                                                         1,410                       60

                                                                                           152

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Food & Drug Retailing 0.6%
Sysco                                                           1,100                      $33

Walgreen                                                          400                       12

                                                                                            45

Food Products 0.7%
General Mills                                                     600                       28

Unilever (GBP)                                                  2,100                       20

                                                                                            48

Household Products 1.0%
Colgate-Palmolive                                                 700                       37

Procter & Gamble                                                  400                       34

                                                                                            71

Tobacco 0.4%
Philip Morris                                                     750                       30

                                                                                            30

Total Consumer Staples                                                                     346

ENERGY 3.5%

Energy Equipment & Services 2.8%
Baker Hughes                                                    2,270                       73

BJ Services *                                                   1,340                       43

Schlumberger                                                    1,000                       42

Smith International *                                           1,400                       46

                                                                                           204

Oil & Gas 0.7%
Exxon Mobil                                                     1,360                       48

                                                                                            48

Total Energy                                                                               252

FINANCIALS 24.8%

Banks 6.3%
Bank of America                                                 1,900                      132

Bank of New York                                                1,500                       36

Fifth Third Bancorp                                               500                       29

Mellon Financial                                                3,290                       86

Northern Trust                                                  1,000                       35

U.S. Bancorp                                                    2,700                       57

Wells Fargo                                                     1,640                       77

                                                                                           452

Diversified Financials 13.6%
American Express                                                  380                       13

Charles Schwab                                                  1,730                       19

Citigroup                                                       8,130                      286

Fannie Mae                                                      1,100                       71

Franklin Resources                                                600                       21

T. Rowe Price Blue Chip Growth Portfolio
December 31, 2002

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Freddie Mac                                                     3,970                     $234

Goldman Sachs Group                                               700                       48

Legg Mason                                                        500                       24

Merrill Lynch                                                   1,300                       49

Morgan Stanley                                                  1,620                       65

SLM Corporation                                                   600                       62

State Street                                                    2,400                       94

                                                                                           986

Insurance 4.9%
Allstate                                                          100                        4

AMBAC                                                             400                       23

American International Group                                    2,510                      145

Hartford Financial
  Services Group                                                  800                       36

Marsh & McLennan                                                1,800                       83

Progressive Corporation                                           500                       25

Travelers Property Casualty
  Class A *                                                     2,456                       36

                                                                                           352

Total Financials                                                                         1,790

HEALTH CARE 19.1%

Biotechnology 1.5%
Amgen *                                                         1,500                       72

IDEC Pharmaceuticals *                                             80                        3

MedImmune *                                                     1,300                       35

                                                                                           110

Health Care Equipment & Supplies 1.1%
Baxter International                                            1,200                       34

Medtronic                                                       1,040                       47

                                                                                            81

Health Care Providers & Services 6.3%
AmerisourceBergen                                                 400                       22

Cardinal Health                                                   925                       55

HCA                                                             1,700                       71

UnitedHealth Group                                              2,700                      225

  WellPoint Health Networks *                                   1,100                       78

                                                                                           451

Pharmaceuticals 10.2%
Abbott Laboratories                                             1,800                       72

Allergan                                                          200                       12

Biovail *                                                         700                       18

Bristol-Myers Squibb                                              100                        2

Eli Lilly                                                         400                       25

Forest Laboratories *                                             500                       49

Johnson & Johnson                                               2,600                      140

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Merck                                                             100                       $6

Pfizer                                                          8,730                      267

Pharmacia                                                       1,770                       74

Schering-Plough                                                    90                        2

Wyeth                                                           1,900                       71

                                                                                           738

Total Health Care                                                                        1,380

INDUSTRIALS & BUSINESS SERVICES 11.7%

Aerospace & Defense 0.2%
Honeywell International                                           700                       17

                                                                                            17

Air Freight & Logistics 0.4%
UPS, Class B                                                      500                       31

                                                                                            31

Commercial Services & Supplies 6.0%
Apollo Group, Class A *                                         1,700                       75

Automatic Data Processing                                         980                       38

Cendant *                                                       1,700                       18

Concord EFS *                                                   3,400                       54

First Data                                                      5,380                      190

Fiserv *                                                        1,200                       41

Paychex                                                           500                       14

                                                                                           430

Industrial Conglomerates 3.4%
3M                                                                200                       24

GE                                                              4,670                      114

Tyco International                                              6,030                      103

                                                                                           241

Machinery 1.7%
Danaher                                                         1,850                      122

                                                                                           122

Total Industrials & Business Services                                                      841

INFORMATION TECHNOLOGY 14.2%

Communications Equipment 2.8%
Cisco Systems *                                                 8,950                      117

Nokia ADR                                                       2,470                       38

QUALCOMM *                                                      1,300                       48

                                                                                           203

Computer Peripherals 2.0%
Dell Computer *                                                 2,730                       73

IBM                                                               400                       31

  Lexmark International, Class A *                                600                       36

                                                                                           140

T. Rowe Price Blue Chip Growth Portfolio
December 31, 2002

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
IT Consulting & Services 1.8%
Affiliated Computer Services
  Class A *                                                     2,100                     $111

SunGard Data Systems *                                            700                       16

                                                                                           127

Semiconductor Equipment & Products 3.6%
Analog Devices *                                                2,600                       62

Applied Materials *                                             1,520                       20

Intel                                                           1,900                       29

KLA-Tencor *                                                      200                        7

Maxim Integrated Products                                       2,700                       89

QLogic *                                                          800                       28

Texas Instruments                                               1,200                       18

Xilinx *                                                          340                        7

                                                                                           260

Software 4.0%
Adobe Systems                                                     200                        5

Microsoft *                                                     5,210                      269

VERITAS Software *                                              1,000                       16

                                                                                           290

Total Information Technology                                                             1,020

TELECOMMUNICATION SERVICES 2.3%

Wireless Telecommunication Services 2.3%
Nextel Communications, Class A *                                2,600                       30

Vodafone ADR                                                    7,630                      138

Total Telecommunication Services                                                           168

Total Miscellaneous Common Stocks 2.6%                                                     190

Total Common Stocks (Cost $8,081)                                                        7,003

Short-Term Investments 2.3%

Money Market Fund 2.3%
T. Rowe Price Reserve Investment
  Fund, 1.53%#                                                166,096                      166

Total Short-Term Investments
(Cost $166)                                                                                166

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Total Investments in Securities

99.4% of Net Assets (Cost $8,247)                                                       $7,169

Other Assets Less Liabilities                                                               47

NET ASSETS                                                                              $7,216
                                                                                  ------------
Net Assets Consist of:
Undistributed net realized gain (loss)                                                  $(993)

Net unrealized gain (loss)                                                             (1,078)

Paid-in-capital applicable to
1,103,385 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                   9,287

NET ASSETS                                                                              $7,216
                                                                                  ------------
NET ASSET VALUE PER SHARE

Blue Chip Growth shares
($7,133,772/1,090,819
shares outstanding)                                                                     $ 6.54

Blue Chip Growth - II shares
($82,018/12,566 shares outstanding)                                                     $ 6.53

# Seven-day yield
* Non-income producing
ADR American Depository Receipts
GBP British pound

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
In thousands

                                                                                          Year
                                                                                         Ended
                                                                                      12/31/02

Investment Income (Loss)

Income
  Dividend                                                                                 $56

  Interest                                                                                   2

  Total income                                                                              58

Investment management and administrative expenses                                           50

Net investment income (loss)                                                                 8

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                                   (488)

Change in net unrealized gain (loss) on securities                                     (1,100)

Net realized and unrealized gain (loss)                                                (1,588)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                                $(1,580)
                                                                                    ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
In thousands

                                                                 Year                 12/29/00
                                                                Ended                  Through
                                                             12/31/02                 12/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                                     $8                       $6

  Net realized gain (loss)                                      (488)                    (505)

  Change in net unrealized gain (loss)                        (1,100)                       22

  Increase (decrease) in net assets from
  operations                                                  (1,580)                    (477)

Distributions to shareholders
  Net investment income
   Blue Chip Growth shares                                       (11)                      (6)

Capital share transactions *
 Shares sold
   Blue Chip Growth shares                                      3,678                    7,574
   Blue Chip Growth - II shares                                   100                        -
  Distributions reinvested
   Blue Chip Growth shares                                         11                        7

  Shares redeemed
   Blue Chip Growth shares                                    (1,012)                  (1,068)

    Increase (decrease) in net assets from
  capital share transactions                                    2,777                    6,513

Net Assets

Increase (decrease) during period                               1,186                    6,030

Beginning of period                                             6,030                        -

End of period                                                  $7,216                   $6,030
                                                                 -------------------------
*Share information
  Shares sold
   Blue Chip Growth shares                                        523                      826

   Blue Chip Growth - II shares                                    13                        -

  Distributions reinvested
   Blue Chip Growth shares                                          2                        1

  Shares redeemed
   Blue Chip Growth shares                                      (134)                    (127)

  Increase (decrease) in shares outstanding                       404                      700

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Blue Chip Growth Portfolio (the fund) is a diversified open-end management investment company and is one of the portfolios established by the corporation. The fund seeks to provide long-term capital growth; income is a secondary objective. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Blue Chip Growth Portfolio, offered since December 29, 2000, and Blue Chip Growth Portfolio-II, which was first offered on April 30, 2002. Blue Chip Growth Portfolio - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Class Accounting - Blue Chip Growth Portfolio-II pays distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,082,000 and $2,341,000, respectively, for the year ended December 31, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2002

  Distributions during the year ended December 31, 2002 totaled $11,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:

  Unrealized appreciation                                               $198,000

  Unrealized depreciation                                            (1,326,000)

  Net unrealized appreciation (depreciation)                         (1,128,000)

  Capital loss carryforwards                                           (943,000)

Paid-in capital                                                        9,287,000

  Net assets                                                          $7,216,000
                                                                     -----------

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $50,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $452,000 of capital loss carryforwards that expire in 2009, and $491,000 that expire in 2010.

  For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                         $3,000

  Paid-in capital                                             (3,000)

  At December 31, 2002, the cost of investments for federal income tax purposes was $8,297,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $15,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $2,000 and are reflected as interest income in the accompanying Statement of Operations.

  Report of Independent Accountants To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Blue Chip Growth Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Blue Chip Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2003

Tax Information (Unaudited) for the Tax Year Ended 12/31/02

  We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

  For corporate shareholders, $8,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. Rowe Price Blue Chip Growth Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T.Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Directorships of Other Public Companies
--------------------------------------------------------------------------------
Anthony W. Deering           Director, Chairman of the Board, President,
(1/28/45)                    and Chief Executive Officer, The Rouse Company,
2001                         real estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an
(1/27/43)                    acquisition and management advisory firm
1994
--------------------------------------------------------------------------------
David K. Fagin               Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                     Golden Star Resources Ltd., and Canyon Resources
1994                         Corp. (5/00 to present); Chairman and President,
                             Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                    consulting environmental and civil engineers
2001
--------------------------------------------------------------------------------
Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor
(11/16/41)                   Stores Corp., Ameren Corp., Finlay Enterprises,
1994                         Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------
John G. Schreiber            Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                   a real estate investment company; Senior Advisor
2001                         and Partner, Blackstone Real Estate Advisors, L.P.;
                             Director, AMLI Residential Properties Trust, Host
                             Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------
Hubert D. Vos                Owner/President, Stonington Capital Corp., a
(8/2/33)                     private investment company
1994
--------------------------------------------------------------------------------
Paul M. Wythes               Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                    capital limited partnership, providing equity
1994                         capital to young high-technology companies
                             throughout the United States; Director, Teltone
                             Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Blue Chip Growth Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price     Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]         Directorships of Other Public Companies
--------------------------------------------------------------------------------
John H. Laporte              Director and Vice President, T. Rowe Price
(7/26/45)                    Group, Inc.; Vice President, T. Rowe Price
1994
[15]
--------------------------------------------------------------------------------
James S. Riepe               Director and Vice President, T. Rowe Price;
(6/25/43)                    Vice Chairman of the Board, Director, and
1994                         Vice President, T. Rowe Price Group, Inc.;
[105]                        Chairman of the Board and Director, T. Rowe Price
                             Global Asset Management Limited, T. Rowe Price
                             Investment Services, Inc., T. Rowe Price Retirement
                             Plan Services, Inc., and T. Rowe Price Services,
                             Inc.; Chairman of the Board, Director, President,
                             and Trust Officer, T. Rowe Price Trust Company;
                             Director, T. Rowe Price International, Inc., and T.
                             Rowe Price Global Investment Services Limited;
                             Chairman of the Board, Equity Series
--------------------------------------------------------------------------------
M. David Testa               Chief Investment Officer, Director, and Vice
(4/22/44)                    President, T. Rowe Price; Vice Chairman of
1994                         the Board, Chief Investment Officer,
[105]                        Director, and Vice President, T. Rowe Price Group,
                             Inc.; Director, T. Rowe Price Global Asset
                             Management Limited, T. Rowe Price Global Investment
                             Services Limited, and T. Rowe Price International,
                             Inc.; Director and Vice President, T. Rowe Price
                             Trust Company; President, Equity Series
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held With Fund      Principal Occupation(s)
--------------------------------------------------------------------------------
Brian W.H. Berghuis (10/12/58)  Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President,       Group, Inc.
Equity Series

--------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)    Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Series   Group, Inc., and T. Rowe Price Trust Company

--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)    Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Equity Series        Group, Inc., and T. Rowe Price Investment
                                Services, Inc.
--------------------------------------------------------------------------------
Arthur B. Cecil III (9/15/42)   Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series   Group, Inc.

--------------------------------------------------------------------------------
Giri Devulapally (11/18/67)     Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series   Group, Inc.

Anna M. Dopkin (9/5/67)         Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series   Group, Inc.

--------------------------------------------------------------------------------
Robert N. Gensler (10/18/57)    Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series   Group, Inc.

--------------------------------------------------------------------------------
Eric M. Gerster (3/23/71)       Vice President, T. Rowe Price and T. Rowe Price
Vice President, Equity Series   Group, Inc.


T. Rowe Price Blue Chip Growth Portfolio

Officers (continued)

Name (Date of Birth)
Position(s) Held With Fund         Principal Occupation(s)
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)        Director and Vice President, T. Rowe
Vice President, Equity Series      Price Group, Inc., T. Rowe Price Investment
                                   Services, Inc., T. Rowe Price Services, Inc.,
                                   and T. Rowe Price Trust Company; Vice
                                   President, T. Rowe Price, T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.
--------------------------------------------------------------------------------
Kris H. Jenner (2/5/62)            Vice President, T. Rowe Price and T.
Executive Vice President,          Rowe Price Group, Inc.
Equity Series
--------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)          Vice President, T. Rowe Price and T. Rowe
Vice President, Equity Series      Price Trust Company
--------------------------------------------------------------------------------
John D. Linehan (1/21/65)          Vice President, T. Rowe Price, T. Rowe Price
Vice President, Equity Series      Group, Inc., and T. Rowe Price International,
                                   Inc.
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)      Assistant Vice President, T. Rowe Price
Secretary, Equity Series           and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)       Vice President, T. Rowe Price, T. Rowe Price
Controller, Equity Series          Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Joseph Milano (9/14/72)            Vice President, T. Rowe Price and T.
Vice President, Equity Series      Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Larry J. Puglia, CFA (8/25/60)     Vice President, T. Rowe Price and T.
Executive Vice President,          Rowe Price Group, Inc.
Equity Series
--------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)          Director and Vice President, T. Rowe
Executive Vice President,          Price Group, Inc.; Vice President, T.
Equity Series                      Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Robert W. Smith (4/11/61)          Vice President, T. Rowe Price, T. Rowe
Vice President, Equity Series      Price Group, Inc., and T. Rowe Price
                                   International, Inc.
--------------------------------------------------------------------------------
Michael F. Sola (7/21/69)          Vice President, T. Rowe Price and T.
Vice President, Equity Series      Rowe Price Group, Inc.
--------------------------------------------------------------------------------
William J. Stromberg, CFA          Vice President, T. Rowe Price and T.
(3/10/60)                          Rowe Price Group, Inc.
Vice President, Equity Series
--------------------------------------------------------------------------------
John F. Wakeman (11/25/62)         Vice President, T. Rowe Price and T.
Vice President, Equity Series      Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Richard T. Whitney (5/7/58)        Vice President, T. Rowe Price, T. Rowe
Executive Vice President,          Price Group, Inc., T. Rowe Price Trust
Equity Series                      Company, and T. Rowe Price International,
                                   Inc.
--------------------------------------------------------------------------------
R. Candler Young (9/28/71)         Vice President, T. Rowe Price and T.
Vice President,                    Rowe Price Group, Inc.; formerly Investment
Equity Series                      Banking Summer Associate, Goldman Sachs &
                                   Company (to 1999)
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29291
TRP594 (2/03)
K15-132 12/31/02